UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   MAY 7, 2006
                Date of Report (Date of earliest event reported)

                           THERMO ELECTRON CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                         1-8002                      04-2209186
(State or other              (Commission File Number)          (IRS Employer
 jurisdiction of                                             Identification No.)
incorporation)


                81 Wyman Street, P.O. Box 9046                    02454-9046
                    Waltham, Massachusetts
           (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (781) 622-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

On May 8, 2006, Thermo Electron Corporation ("Thermo Electron") and Fisher Scientific International Inc. ("Fisher Scientific") issued a joint press release announcing the execution of the Agreement and Plan of Merger, dated as of May 7, 2006, between Thermo Electron, Trumpet Merger Corporation, a wholly owned subsidiary of Thermo Electron, and Fisher Scientific.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additionally, Thermo Electron hereby files the Investor Presentation attached hereto as Exhibit 99.2.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

In connection with the proposed merger, Thermo Electron will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that will include a joint proxy statement of Thermo Electron and Fisher Scientific that also constitutes a prospectus of Thermo Electron. Thermo Electron and Fisher Scientific will mail the joint proxy statement/prospectus to their respective stockholders. Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by Thermo Electron and Fisher Scientific with the SEC at the SEC's website at www.sec.gov. The joint proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Thermo Electron's website at http://www.thermo.com under the heading "About Thermo" and then under the heading "Investors" or by accessing Fisher Scientific's website at http://www.fisherscientific.com under the tab "Investor Info."

Thermo Electron, Fisher Scientific and their respective directors and executive officers may be soliciting proxies from stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Thermo Electron's executive officers and directors in Thermo Electron's definitive proxy statement filed with the SEC on April 11, 2006. You can find information about Fisher Scientific's executive officers and directors in their definitive proxy statement filed with the SEC on April 6, 2006. You can obtain free copies of these documents from Thermo Electron or Fisher Scientific using the contact information above.

FORWARD-LOOKING STATEMENTS

Information set forth in this press release contains forward-looking statements, which involve a number of risks and uncertainties. Thermo Electron and Fisher Scientific caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Thermo Electron and Fisher Scientific, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Electron's and Fisher Scientific's filings with the SEC, including their respective Quarterly Reports on Form 10-Q for the first quarter of 2006. These include risks and uncertainties relating to: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; the need to develop new products and adapt to significant technological change; implementation of strategies for improving internal growth; use and protection of intellectual property; dependence on customers' capital spending policies and government funding policies; realization of potential future savings from new productivity initiatives; dependence on customers that operate in cyclical industries; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; exposure to product liability claims in excess of insurance coverage; and the effect of exchange rate fluctuations on international operations. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)  Exhibits

     The following exhibits are filed herewith:

EXHIBIT NO.   DESCRIPTION OF EXHIBIT

99.1 Press release issued jointly by Thermo Electron Corporation and Fisher Scientific International Inc., dated May 8, 2006

99.2 Investor Presentation of Thermo Electron Corporation and Fisher Scientific International Inc., dated May 8, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 8th day of May, 2006.


                                         THERMO ELECTRON  CORPORATION


                                         By: /s/ Seth H. Hoogasian
                                         ---------------------------------------
                                         Name:   Seth H. Hoogasian
                                         Title:  Vice President, General Counsel
                                                 and Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION OF EXHIBIT

99.1 Press release issued jointly by Thermo Electron Corporation and Fisher Scientific International Inc., dated May 8, 2006

99.2 Investor Presentation of Thermo Electron Corporation and Fisher Scientific International Inc., dated May 8, 2006